SECURITIES ACT FILE NO. 333-59745


                          ING TAX EFFICIENT EQUITY FUND

                         SUPPLEMENT DATED MARCH 15, 2002
                          TO THE CLASS A, B, C, M AND T
            ING DOMESTIC EQUITY FUNDS PROSPECTUS DATED MARCH 1, 2002


       CHANGE IN PORTFOLIO MANAGERS FOR THE ING TAX EFFICIENT EQUITY FUND

Effective March 15, 2002, Delta Asset Management will no longer serve as Sub-Adviser to the ING Tax Efficient Equity Fund (the "Fund"). Effective March 15, 2002, ING Investments, LLC ("ING") will manage the Fund directly.

Effective March 15, 2002, Thomas Jackson and James Vail will share responsibility for the day-to-day management of the Fund. The following disclosure replaces the disclosure under the section "Management of the Funds - Tax Efficient Equity Fund " on page 48 of the Prospectus:

Thomas Jackson, Senior Vice President and Senior Portfolio Manager for Value Equity Strategies at ING, has served as Senior Portfolio Manager of the Tax Efficient Equity Fund since March 2002. Prior to joining ING Pilgrim in June 2001, Mr. Jackson was a Managing Director at Prudential Investments (April 1990 through December 2000). Prior to April 1990, Mr. Jackson was Co-Chief Investment Officer and Managing Director at Century Capital Associates and Red Oak Advisors Inc.

James A. Vail has served as the Co-Portfolio Manager of the Tax Efficient Equity Fund since March 2002. Mr. Vail has served as Vice President and Portfolio Manager of ING since July 2000. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining ING Pilgrim in July 2000, he was a Vice President at Lexington Management Corporation (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining Lexington in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming, Inc. and most recently, Beacon Trust Company, where he was a Senior Investment Analyst.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.